UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                                BCB Bancorp, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:


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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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


March 13, 2006


Dear Fellow Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders ("Annual Meeting") of BCB Bancorp, Inc. (the "Company"). The Annual Meeting will be held at The Chandelier Restaurant, 1081 Broadway, Bayonne, New Jersey 07002, at 10:00 a.m., Eastern time, on April 27, 2006.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that shareholders may have.

The Annual Meeting is being held so that shareholders may vote upon the election of four directors and the ratification of the appointment of the independent registered public accounting firm for the year ending December 31, 2006.

The Board of Directors of the Company has determined that approval of the matters to be considered at the Annual Meeting is in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote "FOR" the matters to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated, since a majority of the common stock must be represented at the Annual Meeting, either in person or by proxy, to constitute a quorum for the conduct of business.


Sincerely,

/s/ Mark D. Hogan

Mark D. Hogan
Chairman of the Board

                                BCB Bancorp, Inc.
                                104-110 Avenue C
                            Bayonne, New Jersey 07002
                                 (201) 823-0700

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held On April 27, 2006

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of BCB Bancorp, Inc., (the "Company") will be held at The Chandelier Restaurant, 1081 Broadway, Bayonne, New Jersey 07002, on April 27, 2006 at 10:00 a.m., Eastern time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is being held so that shareholders may vote on the following matters:

     1.   The election of four directors;

     2. The ratification of the appointment of the independent registered public accounting firm for the Company for the year ending December 31, 2006; and

Such other business as may properly come before the Company's Annual Meeting or any adjournment or postponement of the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 6, 2006, are the shareholders entitled to vote at the Annual Meeting or any adjournments thereof.

         EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED ANY TIME PRIOR TO THE ANNUAL MEETING. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN NOTICE OF REVOCATION, SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORDHOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                           By Order of the Board of Directors

                                           /s/ Mark D. Hogan

                                           Mark D. Hogan
                                           Chairman of the Board
Bayonne, New Jersey
March 13, 2006
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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
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

                                 PROXY STATEMENT

                                BCB Bancorp, Inc.
                                104-110 Avenue C
                            Bayonne, New Jersey 07002
                                 (201) 823-0700


                         ANNUAL MEETING OF SHAREHOLDERS
                          To be Held on April 27, 2006



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                                  INTRODUCTION
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     This Proxy  Statement is furnished in connection  with the  solicitation of proxies on behalf of the Board of Directors of BCB Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), which will be held at The Chandelier Restaurant, 1081 Broadway, Bayonne, New Jersey 07002, on April 27, 2006, at 10:00 a.m., Eastern time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about March 13, 2006.

     At the Annual Meeting shareholders will vote on the election of four directors of the Company, the ratification of the appointment of the independent registered public accounting firm for the Company for the year ending December 31, 2006 and such other matters as may properly come before the Annual Meeting or any adjournments thereof.

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                              REVOCATION OF PROXIES
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     Shareholders  who execute  proxies in the form solicited  hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and any adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address of the Company shown above, the submission of a later dated proxy or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any shareholder who had returned a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Com 2 pany prior to the voting of such proxy.

     If your shares of common stock are held in "street name" by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted at the Annual Meeting. If you wish to change your voting instructions after you have returned your voting instructions to your broker, bank or other nominee you must contact your broker, bank or other nominee. If you want to vote your shares of common stock held in street name in person at the Annual Meeting, you will have to get a legal proxy in your name from the broker, bank or other nominee who holds your shares.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
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     Holders  of record of the  common  stock of the  Company as of the close of business on March 6, 2006 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 5,002,581 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

     Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such beneficial ownership. The Company is aware of one group who beneficially owned in excess of 5% of the common stock on the Record Date that being Wellington Management Company, LLP owning 295,000 shares or 6.09% of outstanding stock.

     In accordance with New Jersey law, a list of shareholders entitled to vote at the Annual Meeting shall be made available at the Annual Meeting.

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                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES
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     As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the four nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under New Jersey law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

     As to the ratification of the independent registered public accounting firm of the Company, by checking the appropriate box a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of these matters shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked "ABSTAIN."

     The Board of Directors will designate an inspector of elections.

     Regardless of the number of shares of common stock owned, it is important that holders of a majority of the shares of the Company's common stock be represented by proxy or present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS GIVEN ON THE PROXY. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" EACH OF THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.

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                       PROPOSAL I - ELECTION OF DIRECTORS
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     The Company's Board of Directors is currently composed of 10 members and is divided into three classes, with one class of directors elected each year. At the 2004 Annual Meeting of Shareholders, held in April 2005, shareholders approved an amendment to the Company's Certificate of Incorporation pursuant to which the directors of the Company will serve staggered terms so that a portion of the Board will be elected at each annual meeting of shareholders. The Board of Directors has determined to increase the size of the Board to 11 members effective at the Annual Meeting. Directors of the Company will generally be elected to serve for a three-year period and until their respective successors have been elected and qualified. Four directors will be elected at the Annual Meeting, each to serve for a three-year period and until his successor has been elected and shall qualify. The Board of Directors has nominated Thomas M. Coughlin, Joseph Lyga, Alexander Pasiechnik and Joseph Tagliareni for election as directors at the Annual Meeting. Each nominee of the Board of Directors has consented to being named in this Proxy Statement.

     The table below sets forth certain information, as of March 6, 2006, regarding the composition of the Company's Board of Directors, including the terms of office of Board members, and information regarding the executive officers of the Company and Bayonne Community Bank (the "Bank"), the Company's principal operating subsidiary. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.

                                                                                           Shares
                                                                                            Shares
                         Position(s) Held With                   Director      Current   Beneficially  Percent of
    Name                the Company or the Bank      Age         Since(1)   Term Expires   Owned(2)     Class(2)
    ----                -----------------------      ---         --------   ------------   --------     --------
                                                     NOMINEES

Thomas M. Coughlin      Chief Financial Officer       46           2002         2005        156,174(3)     3.1%
                              and Director
Joseph Lyga                     Director              46           2000         2005         92,496(4)     1.8
Alexander Pasiechnik            Director              44           2000         2005         93,753(5)     1.9
Joseph Tagliareni           Director of Bank          51             --           --         34,926(6)      *

                                                     DIRECTORS

Robert Ballance                 Director              47           2000         2007        112,473(7)     2.2
Judith Q. Bielan                Director              41           2000         2006        114,570(8)     2.3
Joseph Brogan                   Director              67           2000         2007        191,370(9)     3.8
James E. Collins         Senior Lending Officer       57           2003         2006        160,841(10)    3.2
                              and Director
Mark D. Hogan            Chairman of the Board        40           2000         2006        198,434(11)    3.9
Donald Mindiak              President, Chief          47           2000         2007        144,854(12)    2.9
                               Executive
                          Officer and Director
Dr. August Pellegrini,          Director              46           2000         2007        101,380(13)    2.0
Jr.

                                     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Olivia Klim             Executive Vice President      60           N/A           N/A         30,081(14)      *
Amer Saleem                  Vice President           51           N/A           N/A          9,183(15)      *
All directors and
executive
  officers as a group
  (13 persons)                     N/A                N/A           N/A           N/A         1,440,538   26.5%


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* Less than 1%.

(1)  Includes service as a director of Bayonne Community Bank.
(2) Includes shares underlying options that are exercisable within 60 days from the Record Date.
(3) Mr. Coughlin has sole voting and dispositive power over 134,660 shares. Includes 21,514 shares underlying options exercisable within 60 days from the Record Date.
(4) Mr. Lyga has sole voting and dispositive power over 56,525 shares, shared voting and dispositive power over 1,040 shares with his spouse and shared voting and dispositive power over 377 shares with his child. Includes 34,554 shares underlying options exercisable within 60 days from the Record Date.
(5) Mr. Pasiechnik has sole voting and dispositive power over 59,063 shares. Includes 34,690 shares underlying options exercisable within 60 days from the Record Date.
(6) Mr. Tagliareni has sole voting and dispositive power over 22,920 shares, shared voting and dispositive power over 10,966 shares with his spouse and shared voting and dispositive power over 1,040 shares with his children.
(7) Mr. Ballance has sole voting and dispositive power over 73,768 shares, shared voting and dispositive power over 953 shares with his spouse and shared voting and dispositive power over 2,494 shares with his children. Includes 35,258 shares underlying options exercisable within 60 days from the Record Date.
(8) Ms. Bielan has sole voting and dispositive power over 75,979 shares, shared voting and dispositive power over 2,167 shares with her spouse and shared voting and dispositive power over 1,890 shares with her children. Includes 34,534 shares underlying options exercisable within 60 days from the Record Date.
(9) Mr. Brogan has sole voting and dispositive power over 47,230 shares, shared voting and dispositive power over 5,671 shares with his spouse and shared voting and dispositive power over 99,196 shares with his grandchildren. Includes 39,273 shares underlying options exercisable within 60 days from the Record Date.
(10) Mr. Collins has sole voting and dispositive power over 118,098 shares, shared voting and dispositive power over 851 shares with his spouse and shared voting and dispositive power over 3,441 shares with his children. Includes 38,451 shares underlying options exercisable within 60 days from the Record Date.
                                              (Footnotes continued on next page)

(11) Mr. Hogan has sole voting and dispositive power over 144,610 shares, shared voting and dispositive power over 13,891 shares with his spouse and shared voting and dispositive power over 1,988 shares with his children. Includes 37,945 shares underlying options exercisable within 60 days from the Record Date.
(12) Mr. Mindiak has sole voting and dispositive power over 103,016 shares, shared voting and dispositive power over 2,950 shares with his spouse and shared voting and dispositive power over 1,561 shares with his child. Includes 37,330 shares underlying options exercisable within 60 days from the Record Date.
(13) Dr. Pellegrini has sole voting and dispositive power over 66,266 shares. Includes 35,114 shares underlying options exercisable within 60 days from the Record Date.
(14) Ms. Klim has sole voting and dispositive power over 14,331 shares and shared voting and dispositive power over 500 shares with her spouse. Includes 15,250 shares underlying options exercisable within 60 days from the Record Date.
(15) Mr. Saleem has sole voting and dispositive power over 2,384 shares and shared voting and dispositive power over 945 shares with his spouse. Includes 5,854 shares underlying options exercisable within 60 days from the Record Date.

Biographical Information Regarding Directors, Executive Officers and Nominees

     Set forth below is biographical information regarding directors and executive officers of the Company and the Bank. Unless otherwise noted each director has held the indicated position for at least five years.

Directors

     Robert Ballance, 47, is a Battalion Chief with the Bayonne Fire Department and the owner of Bob's Carpet located in Bayonne. Mr. Ballance is the Treasurer of the Holy Family Father's Club and the Bayonne Fire Museum Foundation and a member of the Bayonne Elks, B.P.O.E. Mr. Ballance formerly served as a Board Member of the Bayonne Federal Credit Union and has served as the Treasurer of the Bayonne Fire Department Local #11. Mr. Ballance attended Saint Vincent DePaul Grammar School and Marist High School in Bayonne.

     Judith Q. Bielan, Esq., 41, is an attorney practicing law for 16 years. Ms. Bielan currently owns her own law firm, Bielan, Saminski & Associates, P.C., which she formed in 1996. Ms. Bielan was a partner with Cavanaugh and Bielan, P.C. from 1993 to 1996, and associated with the firm of Schumann, Hanlon, O'Connor and McCrossin from 1989 to 1993. She is a member of the New York and New Jersey State Bars as well as an Officer of the Hudson County Bar Association. Ms. Bielan serves on the Hudson County Bar Association's Family Law Committee and serves on the Advisory Board for Holy Family Academy. She also coaches Bayonne PAL Junior Boys' Basketball. Ms. Bielan is a lifetime resident of Bayonne, having attended Our Lady Star of the Sea Elementary School and Holy Family Academy. In addition, she holds degrees from Montclair State College and Seton Hall Law School.

     Joseph Brogan, 67, has 45 years of experience in the insurance industry and is the founder of Brogan Insurance Agency located in Bayonne. Mr. Brogan is the former head of the State Farm Agents Association and is a current member of the Knights of Columbus and the Fraternal Order of Elks. Mr. Brogan attended Saint Aloysius Grammar School, Jersey City, and Seton Hall Preparatory School, has received a B.S. from Saint Peter's College and attended graduate school at Fordham and New Jersey City University.

     James E. Collins, 57, is Senior Lending Officer of the Bank, and has worked in the banking industry since 1972. He is the former Vice President of Lending at First Savings Bank of New Jersey and served as that bank's Community Reinvestment Officer and as a member of the Budget, Asset and Liability, Asset Classification and Loan Committees. In addition, Mr. Collins has served as
Treasurer of the Bayon ne Chamber of Commerce, as the past President of Ireland's 32 and as citywide director for Bayonne's C.Y.O. Sports Programs. Currently, Mr. Collins serves as a Director for Windmill Alliance, Inc. Mr. Collins attended St. Mary's, Our Lady Star of the Sea Elementary School and Marist High School, received a B.S. from St. Peter's College and attended graduate school at the Institute for Financial Education. Mr. Collins is a
certified  Real  Estate  Appraiser  and  a  member  of  the  Review   Appraisers
Association.

     Thomas M. Coughlin, 46, is Chief Operating Officer and Chief Financial Officer of the Company and the Bank, and has been employed in the banking industry for 19 years. Mr. Coughlin was formerly Vice President of Chatham Savings Bank and, prior to that, Controller and Corporate Secretary of First Savings Bank of New Jersey. While at First Savings Bank of New Jersey, Mr. Coughlin served in various capacities on several executive managerial committees, including, but not limited to, the Budget, Asset/Liability and Loan Review Committees. Mr. Coughlin, who received his CPA designation in 1982, is the past President of the American Heart Association and has served as Trustee of D.A.R.E. and the Bayonne P.A.L. Mr. Coughlin attended Saint Vincent DePaul Grammar School and Bayonne High School, and received a B.S. degree from Saint Peter's College.

     Mark D. Hogan, C.P.A., 40, is a sole practitioner with an office located in Bayonne. In addition, Mr. Hogan is a registered representative providing financial planning for his clientele. Mr. Hogan has achieved the following licenses and designations: NASD Series 7, 24 and 63, New Jersey Life and Health Insurance broker, New Jersey Property and Casualty Insurance broker. Mr. Hogan attended Saint Peter's Preparatory School and received a B.S. degree in Finance from Pace University. He is a member of the New Jersey Society of Certified Public Accountants. Mr. Hogan serves as the Chairman of the Board of Directors of the Company and the Bank.

     Joseph Lyga, 46, has served on the Bayonne Fire Department since 1985, having achieved the rank of Fire Captain. In addition, Mr. Lyga has been a self-employed contractor for the last 21 years. Mr. Lyga has served as President and Secretary/State Delegate of the Bayonne Fire Department Local #211 and has served as President, Vice President, Secretary and Treasurer of the Bayonne Fire Department Local #11. Mr. Lyga is also a member of the Sicilian Citizens Club and the Friends of Nick Capodice. Mr. Lyga attended Saint Mary's, Our Lady Star of the Sea Elementary School, Marist High School, New Jersey City University and the Chubb Institute where he studied computer programming and network design.

     Donald Mindiak, 47, has been employed in the banking industry for over 25 years and has been President and Chief Executive Officer of the Bank since October 1999 and the Company since May 2003. Most recently he was employed by Summit Bank as a Manager of Strategic Planning and Support. Prior to his employment at Summit Bank, Mr. Mindiak was employed at First Savings Bank of New Jersey in Bayonne. During his tenure at First Savings Bank of New Jersey, he served as Treasurer and prior to that position as Controller. Mr. Mindiak served as an active member of the Asset/Liability, Budget, Investment and Rate Setting Committees while at First Savings Bank of New Jersey and was the former Chairman of the Asset Classification Committee. Mr. Mindiak has been a member of several trade organizations including: the Community Bankers Association, the Hudson County Savings League, the New Jersey Savings League and America's Community Bankers. In addition, Mr. Mindiak serves as a trustee of the Bayonne Medical Center Foundation Board. Mr. Mindiak received a B.A. degree from Rutgers, Newark College of Arts and Sciences and an M.B.A. degree in Finance from Fairleigh Dickinson University.

     Alexander Pasiechnik, 44, is President and Chief Executive Officer of Victoria T.V. Sales and Appliances. Mr. Pasiechnik was born in Bayonne and attended Saint Mary's, Our Lady Star of the Sea Elementary School, Marist High School, and Saint Peter's College.

     Dr. August Pellegrini, Jr., 46, has practiced general dentistry in Bayonne for 20 years and is currently the President of the New Jersey Dental Association. Dr. Pellegrini is a past President of the Hudson County Dental Society. Dr. Pellegrini is also a Hudson County delegate to the New Jersey Dental Association House of Delegates, and is a past member of the Board of Trustees of the New Jersey Foundation of Dentistry for Persons with Disabilities. Dr. Pellegrini is a faculty member at UMDNJ, New Jersey Dental School, in the Department of General and Hospital Dentistry. Dr. Pellegrini is also a member of the Knights of Columbus. Dr. Pellegrini attended Horace Mann Grammar School, Marist High School, Rutgers College and Temple University School of Dentistry.

     Joseph Tagliareni, 51, is the President and Chief Executive Officer of J&J Printing, located in Bayonne, and has over twenty-nine years of printing experience. Mr. Tagliareni is a member of many civic organizations including: the Bayonne Chapter of UNICO National, the Knights of Columbus, New Era Civic Club, the United Christians and Jews Association, the Bayonne Chamber of Commerce, the Hometown Fair Committee, and the Chandelier Golf Committee. Mr. Tagliareni is the Treasurer and a board member of the Bayonne Family YMCA and serves on the school board of Saint Mary's, Our Lady Star of the Sea Elementary School. Mr. Tagliareni is a committeeman for the First Ward in Bayonne. Mr. Tagliareni attended Lincoln School and Bayonne High School. Mr. Tagliareni was, until 2004, a director of the Company. Mr. Tagliareni was a member of the Company's Board of Directors from 2003 through 2004. Mr. Tagliareni declined to stand for re-election at the 2004 Annual Meeting.

Executive Officers who are not Directors

     The following is biographical information regarding executive officers of the Company or the Bank who are not also directors. Unless otherwise noted each officer has held the indicated position for at least five years.

     Olivia M. Klim, 60, has been has been employed in the banking industry for over 37 years and is currently Executive Vice President of Business Development of the Bank. Prior to joining the Bank in October 2000 Mrs. Klim was employed by First Savings Bank of New Jersey, a division of Richmond County Financial as a Business Development Officer responsible for the business development and operational functions at that Bank's offices in Bayonne, New Jersey. Prior to her employment at First Savings, Mrs. Klim was employed at First Fidelity Bank as a Branch Administrator. Mrs. Klim is a Commissioner of the Bayonne Municipal Utilities authority, and serves in various capacities for the local Chapter of the Deborah Foundation, the College Opportunity Program, the American Institute of Banking for Women, and the Bayonne Bullet Proof Vest Funding Campaign. Further, Mrs. Klim serves on the Loan Review Committee for the Bayonne Economic Development Corporation. Mrs. Klim is a graduate of the Bayonne School system and attended St. Peter's College, and the Cohen & Brown School for Sales & Investments.

     Amer Saleem, 51, is a Vice President of Commercial Lending of the Bank. Prior to joining the Bank in 2002, Mr. Saleem was an Assistant Vice President of Commercial Lending of 1st Constitution Bank, Cranbury, New Jersey. Mr. Saleem holds a B.A. degree in Economics, Diploma in Accounting from City of London Polytechnic, London, England and an M.B.A. degree in Finance from Long Island University, New York. Mr. Saleem has 19 years of banking experience, specializing in commercial lending. Mr. Saleem is a member of the Officers' Lending Committee.

Board Independence

     The Board of Directors has determined that, except as to Messrs. Collins, Coughlin and Mindiak, each member of the Board of Directors is an "independent director" within the meaning of the Nasdaq corporate governance listing standards. Messrs. Collins, Coughlin and Mindiak are not considered independent because they are executive officers of the Company.

Meetings and Committees of the Board of Directors

     The Company's Board of Directors meets on a monthly basis and may hold additional special meetings. The Company's standing committees include the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Bank's standing committees include an Asset/Liability Management Committee, a Loan Committee, an Investment Committee and a Budget Committee. During the year ended December 31, 2005, our board of directors held 12 regular meetings and 6 special meetings. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings in which he or she served during fiscal 2005. At last year's Annual Meeting all attended.

The Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee consists of Directors Ballance, Lyga and Pellegrini. Each member of the Nominating and Corporate Governance Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee and the charter was last distributed to shareholders as part of the proxy statement for the year ended December 31, 2003. The charter has not been amended. The full Board of Directors, acting as a nominating committee, met one time during 2005.

     The functions of the Nominating and Corporate Governance Committee include the following:

     o to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for shareholder approval;

     o to review and monitor compliance with the requirements for board independence;

     o to review the committee structure and make recommendations to the Board of Directors regarding committee membership;

     o to develop and recommend to the Board of Directors for its approval corporate governance guidelines; and

     o to develop and recommend to the Board of Directors for its approval a self-evaluation process for the Board of Directors and its committees.

     The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining new perspectives. If any member of the Board of Directors does not wish to continue in service, or if the Nominating and Corporate Governance Committee of the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all board members. In addition, the Nominating and Corporate Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

     o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

     o has had experiences and achievements that have given them the ability to exercise and develop good business judgment;

     o is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

     o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

     o    is  involved in other  activities  or  interests  that do not create a
          conflict   with  their   responsibilities   to  the  Company  and  its
          shareholders; and

     o has the capacity and desire to represent the balanced, best interests of the shareholders of the Company as a group, and not primarily a special interest group or constituency.

     The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards, and if a nominee is sought for service on the Company's Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Shareholder Recommendations for the Nomination of Directors

     The Board of Directors has adopted procedures for the submission of director nominees by shareholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating and Corporate Governance Committee will consider candidates submitted by the Company's shareholders. Shareholders can submit the names of candidates for director by writing to our Corporate Secretary, at 104-110 Avenue C, Bayonne, New Jersey 07002. The Chairman of the Board must receive a submission not less than 90 days prior to the anniversary date of the Company's proxy materials for the preceding year's annual meeting. If the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, the shareholder's suggestion must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The submission must include the following information:

     o the name and address of the shareholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required);

     o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership should be provided);

     o    a statement of the candidate's business and educational experience;

     o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

     o a statement detailing any relationship between the candidate and the Company;

     o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

     o detailed information about any relationship or understanding between the proposing shareholder and the candidate; and

     o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

     The Company has no written procedural or informational requirements for the presentation of a shareholder nomination at the Annual Meeting of Shareholders. It is expected that any person making a shareholder nomination at the Annual Meeting will provide the information set forth above regarding themselves and the proposed nominee.

Shareholder Communications with the Board

     A shareholder of the Company who wants to communicate with the Board of Directors or with any individual director can write to the President and Chief Executive Officer of the Company, 104-110 Avenue C, Bayonne, New Jersey 07002,
Attention: Board Administration. The letter should indicate that the author is a shareholder of the Company and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

     o forward the communication to the director or directors to whom it is addressed;

     o attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock-related matter; or

     o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

     At each Board of Directors meeting, management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors.

Code of Ethics

     The Company has adopted a code of ethics that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics of the Company has been filed as an exhibit to the Annual Report on Form 10-K.

The Audit Committee

     The Audit Committee consists of directors Hogan, Bielan, Brogan and Pellegrini. Each current member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. The duties and responsibilities of the Audit Committee include, among other things:

     o retaining, overseeing and evaluating a firm of independent certified public accountants to audit the annual financial statements;

     o in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of the Company's financial reporting processes, both internal and external;

     o    approving the scope of the audit in advance;

     o    reviewing  the  financial   statements   and  the  audit  report  with
          management and the independent registered public accounting firm;

     o considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor's independence;

     o reviewing earnings and financial releases and quarterly reports filed with the SEC;

     o consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls;

     o approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

     o    reviewing the adequacy of the audit committee charter.

     The Audit Committee met 12 times during 2005. The Company's Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee reports to the Board of Directors on its activities and findings. The Board of Directors believes that Mr. Hogan qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the SEC.

Audit Committee Report

     In accordance with SEC regulations, the Audit Committee has prepared the following report. As part of its ongoing activities, the Audit Committee has:

     o    Reviewed  and  discussed  with   management   the  Company's   audited
          consolidated financial statements for the year ended December 31, 2005;

     o Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

     o Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 to be filed with the SEC. In addition, the Audit Committee approved the appointment of Beard Miller Company LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2006, subject to the ratification of the appointment by the shareholders of the Company.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                              The Audit Committee:
                            Mark D. Hogan, (Chairman)
                                Judith Q. Bielan
                                  Joseph Brogan
                           Dr. August Pellegrini, Jr.

     The Audit Committee has approved a list of procedures for the engagement of outside auditors to perform non-audit tasks. The following services cannot be
                                                                       ---------
provided by the auditor: financial information systems design and implementation; internal audit outsourcing; appraisal or valuation services, fairness opinions, and contribution in kind reports; management functions or human resources; bookkeeping; broker or dealer or investment banking services; legal services unrelated to the audit; actuarial services; and services determined by the Audit Committee to be impermissible. All permissible non-audit services must be pre-approved by the Audit Committee. The authority to approve audit and non-audit services may be delegated by the committee to one or more of its members, provided that any delegated approvals must be reported to the full Audit Committee and all approvals of non-audit services will be disclosed in the Company's periodic reports.

Director Compensation

     During the year ended December 31, 2005, the Company paid no board fees but the Bank's Board of Directors received fees totaling $140,650. Directors received fees of between $19,700 and $3,750 based on their tenure. Directors Collins, Coughlin and Mindiak, as members of executive management, do not receive directors' fees.

     Deferred Compensation Plan for Directors. The Board of Directors of the Bank adopted the 2005 Director Deferred Compensation Plan (the "2005 Deferred Plan"), which became effective on October 1, 2005. The 2005 Deferred Plan is designed to comply with the requirements of Internal Revenue Code Section 409A. Pursuant to the 2005 Deferred Plan, directors of the Bank may elect to defer, on a pre-tax basis, receipt of all or any portion of the fees and retainers received for their service on the Board of Directors and on committees of the Board of Directors, but only to the extent such amounts are attributable to services not yet performed. The Bank credits the deferred amounts to a bookkeeping account. Interest is paid on such deferred amounts at a rate equal to the rate payable on the Bank's highest paying time deposit, as determined as of the first day of each month, or as adjusted from time to time. The Bank may establish a rabbi trust to which the Bank may deposit such deferrals and interest, but such deposits shall remain subject to the claims of the Bank's creditors.

     Directors may make a deferral election during the first 30 days of becoming eligible for the 2005 Deferred Plan with respect to amounts earned that year, specifying the amount deferred and the time and form of payment. Deferral amounts continue in effect until the director files a notice of adjustment with the Bank. In addition, if the amount of director fees and/or retainers is increased, the director may increase the amount of his deferral by filing a notice of adjustment with the Bank. Such adjustments take effect as of January 1 following the date the notice is given to the Bank. Such deferral election is irrevocable with respect to the calendar year for which it is filed, provided, however, that a director may delay distributions or modify a previous deferral election if: (i) the new deferral election is not effective for 12 months, (ii) the original distribution date is at least 12 months from the date of the change in the election, and (iii) the new distribution date must be at least five years after the original distribution date.

     Deferred fees will be paid out on the date designated by the director in his or her deferral election form or upon the director's death, disability or separation from service as a director of the Bank, if such date is earlier than his or her designated distribution date. However, payments upon termination of employment to directors who are "key employees" under the Internal Revenue Code will not be made until the first day of the seventh month following such termination of employment. Distributions may also be made earlier than the designated distribution date if the distribution is necessary to satisfy a financial hardship, as defined in Internal Revenue Code Section 409A. At the election of the director, the distribution may be paid out in a lump sum or in equal installments over a period not to exceed ten years.

Section 16(a) Beneficial Ownership Reporting Compliance

     The Company's common stock is registered pursuant to Section 12(g) of the Exchange Act. Executive officers, directors and 10% beneficial owners are required to file beneficial ownership reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of Company common stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. Based on the Company's review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports for the fiscal year ended December 31, 2005.

Executive Compensation

     Summary Compensation Table. The following table provides information about the compensation paid for the years ended December 31, 2005, December 31, 2004, and December 31, 2003 to our Chief Executive Officer, and other officers' whose total annual salary and bonus for the year ended December 31, 2005 totaled $100,000 or more (the "Named Officers" or each a "Named Officer").


                                                                                     Long-Term
                                          Annual Compensation                       Compensation
                             ----------------------------------------------   -----------------------
                                                                                       Awards
                                                                              -----------------------
                               Year                            Other Annual     Restricted   Options/    All Other
         Name and             Ended      Salary                Compensation       Stock       SARS     Compensation
    Principal Position        12/31      ($)(1)     Bonus ($)     ($)(2)        Awards ($)     (#)          ($)
----------------------------  ------   ----------  ---------- -------------   ------------   --------  -------------
Donald Mindiak                 2005    $  136,500  $  50,000  $          --   $        --         --   $          --
  President, Chief Executive   2004       131,250     65,625             --            --     11,406              --
  Officer and Director         2003       125,000     62,500             --            --     14,579              --


James E. Collins               2005    $  105,000  $  44,000  $      12,000   $        --         --   $          --
  Senior Lending Officer       2004        94,500     47,250             --            --     11,406              --
                               2003        90,000     45,000             --            --     15,701              --

Thomas M. Coughlin             2005    $  110,000  $  39,000  $          --   $        --     21,514   $          --
  Chief Financial Officer and  2004        94,500     47,250             --            --     11,406              --
  Chief Operating Officer      2003        90,000     45,000             --            --     15,163              --


Olivia Klim                    2005    $  105,000  $  44,000  $          --   $        --        ---   $          --
  Executive Vice President -   2004        94,500     47,250             --            --      3,906              --
  Business Development         2003        90,000     45,000             --            --         --              --

Amer Saleem                    2005    $   90,000  $  45,000  $      12,000   $        --        300   $          --
  Vice President -             2004        85,000     42,500             --            --      3,906              --
  Commercial Lending           2003        77,500     38,750             --            --        513              --

----------------------
(1) Includes amounts deferred at the election of the executive under the Company's 401(k) plan.
(2) Does not include perquisites and personal benefits, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported.

     Change in Control Agreements. The Company and the Bank have entered into change in control agreements with each of the Named Officers. These agreements provide certain benefits in the event of a change in control of the Company or the Bank. Each of the agreements provides for a term of 36 months. Commencing on each anniversary date, the change in control agreement automatically renews for an additional year unless advance written notice of non-renewal is provided to the Named Officer. The change in control agreements enable the Company and the Bank to offer to the Named Officers certain financial protection in the event of a change in control

(as defined in the agreements). This type of protection is frequently offered by other financial institutions, and the Company and the Bank may be at a competitive disadvantage in attracting and retaining key employees if they do not offer similar protection.

     Following a change in control of the Company or the Bank, the Named Officers are entitled to payment under their agreements even if the Named Officer's employment does not terminate as a result of the change in control. In the event that a Named Officer who is a party to a change in control agreement is entitled to receive payments pursuant to the agreement, he or she will receive a cash lump sum payment up to a maximum of 2.999 times the Named Officer's average annual compensation for services performed for the Company and the Bank that was includible in gross income for the most recent five taxable years ending before the date of the change in control. Such payment is subject to applicable withholding taxes. The lump sum payments under the change in control agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

     In addition to the lump sum payment, the Named Officers are entitled to receive health coverage for themselves and their dependents, at a level that is comparable to the health benefits provided immediately before the change in control, at no cost to the Named Officers for a period of 36 months from the date of the change in control. The value of the health benefits could cause an excess parachute payment under Section 280G of the Internal Revenue Code. To the extent the Named Officers experience an excess parachute payment, the Company and the Bank shall pay each Named Officer, pursuant to a written agreement, an amount equal to the Named Officer's tax liability that results from the excess parachute payment. The Board believes that these agreements are in the best interests of the Company and the Bank because they will provide the intended benefits to the Named Officers without any reduction for tax penalties related to the payments. This arrangement provides a further incentive for the Named Officers to achieve successful results in the management and operation of the Company and the Bank.

     Compensation Committee Interlocks and Insider Participation. During the fiscal year ended December 31, 2005, the Compensation Committee, which consisted of Robert Ballance, Joseph Brogan, Mark D. Hogan, Joseph Lyga and Alexander Pasiechnik, met three times to review the performance of the executive officers and determine compensation programs and adjustments. Messrs. Mindiak and Coughlin do not participate in the Board of Directors determination of their respective compensation as executive officers.

     Report of the Compensation Committee on Executive Compensation. The Compensation Committee evaluates the performance of the Chief Executive Officer and other executive officers, and reviews and approves increases to base compensation as well as the level of bonus, if any, to be awarded. The Compensation Committee also approves any perquisites payable to such officers. In addition, the Compensation Committee determines the budget for salaries for other executive officers, and reviews the report of the Chief Executive Officer regarding the allocation of compensation of such other officers. In determining whether the base salary of the Chief Executive Officer and other executive officers should be increased, the budget for other executive officers and whether to approve the Chief Executive Officer's allocation of such amounts, the Compensation Committee takes into account individual performance and information regarding compensation paid to executives performing similar duties for financial institutions in the Company's market area. The Compensation Committee uses a peer comparison employing at least two published compensation surveys in determining the salary and benefits of the Chief Executive Officer.

     While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers, it weighs a variety of different factors in its deliberations. Factors considered by the Committee in 2005 included operating performance, general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Compensation Committee considered the standing of the Company with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and nonquantitative factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight in evaluating the performance of each of the Company's executive officers. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, as well as the lack of inflation generally, and the range of compensation paid to officers of peer institutions.

     This report has been provided by the Compensation Committee: Robert Ballance, Joseph Brogan, Mark D. Hogan, Joseph Lyga and Alexander Pasiechnik.

Related Party Transactions

     The Bank leases its 860 Broadway branch office from a limited liability company owned by certain directors and former directors of the Company. Based upon a market rental value appraisal obtained prior to entering into the lease agreement, the Company believes that the terms and conditions of the lease are comparable to terms that would have been available from a third party that was unaffiliated with the Bank. During 2005 total lease payments of $111,240 were made to the limited liability company. Payments under the lease currently total $9,270 per month.

     Mr. Tagliareni, a nominee for election to the board of directors, is President and Chief Executive Officer of J&J Printing. The Company paid J. J. Printing $74,250 during 2005 for printing services.

     Other than as described in the preceding two paragraphs, no directors, executive officers or immediate family members of such individuals have engaged in transactions with the Company involving more than $60,000 (other than through a loan) during the preceding year. In addition, no directors, executive officers or immediate family members of such individuals were involved in loans from the Company involving more than $60,000 which were not made in the ordinary course of business and on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectability or present other unfavorable features.

     Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers are made in conformity with the Federal Reserve Act regulations.

Benefit Plans

     2003 Stock Option Plan. The Company's 2003 Stock Option Plan provided for the grant of options to purchase 358,910 shares of common stock, adjusted for stock dividends. Pursuant to the 2003 Stock Option Plan, no options were granted to non-employee directors in 2005 and 17,680 options at an exercise price $15.65 were granted to an executive officer/director under the reload provision of the 2003 Stock Option Plan. The term of the options is ten years from the date of grant, and the number of shares subject to awards will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company. The stock options granted vested 20% upon grant and at the annual rate of 20% per year thereafter. To the extent described below, the awards include an equal number of reload options ("Reload Options"), limited stock appreciation rights ("Limited Rights") and dividend equivalent rights ("Dividend Equivalent Rights"). A Limited Right gives the option holder the right, upon a change in control of the Company, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are subject to the same terms and conditions as the stock options. Payment upon exercise of Limited Rights will be in cash, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. Limited Rights have been granted to employees only. The Dividend Equivalent Rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds the Company's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has delivered. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

     2002 Stock Option Plan. The Company's 2002 Stock Option Plan provided for the grant of options to purchase 241,980 shares of common stock, adjusted for stock dividends. Pursuant to the 2002 Stock Option Plan, no options were granted to non-employee director in 2005 and 3,834 options at an exercise price of $15.65 were granted to an executive officer/director under the reload provision of the 2002 Stock Option Plan and 300 options at an exercise price of $15.60 were granted to an executive officer under the 2002 Stock Option Plan. The term of the options is ten years from the date of grant, and the number of shares subject to awards will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company. The stock options granted vest at the rate of 20% per year. To the extent described below, the awards include an equal number of reload options ("Reload Options"), limited stock appreciation rights ("Limited Rights") and dividend equivalent rights ("Dividend Equivalent Rights"). A Limited Right gives the option holder the right, upon a change in control of the Company, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are subject to the same terms and conditions as the stock options. Payment upon exercise of Limited Rights will be in cash, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. Limited Rights have been granted to employees only. The Dividend Equivalent Rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds the Company's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has delivered. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

     In December 2005, in response to changes in the accounting of limited rights and other cash settlement features set forth in the 2003 Stock Option Plan and the 2002 Stock Option Plan, both stock option plans were amended to eliminate the ability to award limited rights, to eliminate outstanding limited rights with the consent of the award recipient, to eliminate the right to receive a cash settlement of an option following a transaction in which stockholders of the Company are to receive securities that are not registered under the Securities Act of 1933, and to provide that no provision of the plan shall operate to require the cash settlement of a stock option in circumstances that are not in the discretion of the Company.

     Set forth in the table that follows is information relating to options granted under the 2003 Stock Option Plan and 2002 Stock Option Plan to the Named Officers during the year ended December 31, 2005.

======================================================================================================================
                                            OPTION GRANTS IN LAST FISCAL YEAR
======================================================================================================================
                                                    Individual Grants
----------------------------------------------------------------------------------------------------------------------
                                              Percent of Total
          Name             Options Granted    Options Granted      Exercise or
                                              to Employees in      Base Price    Expiration   Grant Date Present Value
                                  (1)               2005             ($)(1)         Date               ($)(2)
----------------------------------------------------------------------------------------------------------------------
Donald Mindiak                     --                 --                --           --                  --
----------------------------------------------------------------------------------------------------------------------
James E. Collins                   --                 --                --            --                 --
----------------------------------------------------------------------------------------------------------------------
Thomas M. Coughlin(3)            21,514             75.3              15.65       12/30/2015           213,526
----------------------------------------------------------------------------------------------------------------------
Olivia Klim                        --                 --                --            --                 --
----------------------------------------------------------------------------------------------------------------------
Amer Saleem                       300                1.0              15.60       12/21/2015            2,969
======================================================================================================================

-----------------------------
(1) The exercise price of the options is equal to the fair market value of the underlying shares on the date of the award.
(2) Derived using the Black-Scholes option pricing model with the following assumptions: volatility ranging from 73.77% to 73.85%; risk free rate of return ranging from 4.35% to 4.42%; dividend yield of 0.00%; and a five year option life.
(3)  Represents the grant of reload options with an exercise price of $15.65.

     Set forth below is certain information concerning options outstanding to the Named Officers at December 31, 2005, and the options exercised by the Named Officers during 2005.

==================================================================================================================
                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------
                                                            Number of Unexercised     Value of Unexercised In-The-
                                                             Options at year-End      Money Options at Year-End (1)
                       Shares Acquired                     --------------------------------------------------------
                        Upon Exercise   Value Realized ($) Exercisable/Unexercisable(#) Exercisable/Unexercisable($)
------------------------------------------------------------------------------------------------------------------
Donald Mindiak               --                 --                   37,003/0                    252,981/0
------------------------------------------------------------------------------------------------------------------
James E. Collins             --                 --                   38,451/0                    260,054/0
------------------------------------------------------------------------------------------------------------------
Thomas M. Coughlin         37,914            256,666                 21,514/0                       0/0
------------------------------------------------------------------------------------------------------------------
Olivia Klim                  --                 --                   15,250/0                    132,406/0
------------------------------------------------------------------------------------------------------------------
Amer Saleem                  --                 --                    5,854/0                    29,462/0
==================================================================================================================

-------------------------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2005, at which date the last trade price of the common stock as stated on Nasdaq National Market was $15.65 per share.

Compensation Plans

     Set forth below is information as of December 31, 2005 regarding equity compensation plans that have been approved by shareholders. The Company has no equity based benefit plans that were not approved by shareholders.

====================================================================================================================
                                    Number of securities to be                        Number of securities remaining
                                      issued upon exercise of      Weighted average    available for issuance under
Plan                              outstanding options and rights   exercise price(2)              plan
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved
by shareholders.................             428,454(1)                 $9.72                     -0-
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by shareholders........                  --                      --                      -0-
--------------------------------------------------------------------------------------------------------------------
      Total.....................             428,454                    $9.72                     -0-
====================================================================================================================

-------------------
(1) Consists of options to purchase (i) 144,162 shares of common stock under the 2002 Stock Option Plan and (ii) 284,292 shares of common stock under the 2003 Stock Option Plan.
(2) The weighted average exercise price reflects the exercise price of $11.00 per share for options granted under the 2003 Stock Option Plan and $7.41 per share for options under the 2002 Stock Option Plan.

--------------------------------------------------------------------------------
                               MARKET INFORMATION
--------------------------------------------------------------------------------

     On December 14, 2005, the Company's common stock began trading on Nasdaq National Market. Previously, the Company's common stock was traded on the Over the Counter Electronic Bulletin Board. We currently have three market makers in accordance with Nasdaq rules. However, no market maker has an obligation to continue to make a market for the Company's common stock and could discontinue making a market at any time. As of March 6, 2006, the Company had approximately 1,580 shareholders of record.

Stock Performance Graph

     Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the Common Stock for the period beginning with the closing sales price on May 1, 2003 through December 31, 2005, (b) the cumulative total return on all publicly traded commercial bank stocks over such period, and
(c) the cumulative total return of Nasdaq Market Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.


                                [GRAPH OMITTED]

                                                                     Period Ending
                                   -------------------------------------------------------------------------------
Index                                  05/01/03   06/30/03   12/31/03   06/30/04   12/31/04   06/30/05   12/30/05
------------------------------------------------------------------------------------------------------------------
BCB Bancorp, Inc.                        100.00      93.65     153.65     125.02     167.18     168.93     170.24
NASDAQ Composite                         100.00     110.28     136.50     139.82     148.99     141.37     152.53
SNL Bank Index                           100.00     107.92     126.27     127.92     141.50     136.19     143.43

--------------------------------------------------------------------------------
                                 DIVIDEND POLICY
--------------------------------------------------------------------------------

     The Company currently has no intention of paying cash dividends in the foreseeable future, and may not be permitted to do so by state and Federal regulations and regulatory policy. Payment of cash dividends is conditioned on earnings, financial condition, cash needs, the discretion of the Board of Directors and compliance with state corporate law requirements. Under New Jersey law, the Company is not permitted to declare dividends on its common stock if, after payment of the dividend, the Company would be unable to pay its debts as they become due in the usual course of business, or if its total assets would be less than its total liabilities.

--------------------------------------------------------------------------------
   PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     The Company's independent registered public accounting firm for the year ended December 31, 2005 was Beard Miller Company LLP ("Beard Miller"). The Audit Committee of the Board of Directors has approved the engagement of Beard Miller to be the Company's independent registered public accounting firm for the year ending December 31, 2006, subject to the ratification of the engagement by the Company's shareholders at this Annual Meeting. For the year ended December 31, 2004, Radics & Co., LLC ("Radics") was the Company's independent registered public accounting firm. On February 24, 2005, Radics entered into an agreement to combine with Beard Miller effective April 1, 2005. The Audit Committee of the Board of Directors approved Beard Miller as our independent registered public accounting firm upon completion of the combination described above. Representatives of Beard Miller are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Shareholder ratification of the selection of the independent registered public accounting firm is not required by the Company's bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its shareholders.

Fees Paid to Beard Miller and Radics

     Set forth below is certain information concerning aggregate fees billed for professional services rendered by Beard Miller and Radics during 2005 and 2004:

     Audit Fees. The aggregate fees billed to the Company by Beard Miller and Radics for professional services rendered for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements was $109,563 and $53,271 during the fiscal years ended December 31, 2005 and 2004, respectively. The 2005 amount includes $50,228 for services related to the preparation of the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission during the fourth quarter of 2005.

     Audit Related Fees. There were no fees billed to the Company by Beard Miller and Radics for assurance and related services that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "--Audit Fees," above for the years ended December 31, 2005 and December 31, 2004.

     Tax Fees. The aggregate fees billed to the Company by Beard Miller and Radics for professional services rendered for tax compliance, tax advice and tax planning was $5,000 and $4,000 during the fiscal years ended December 31, 2005 and 2004, respectively. These services include the calculation of and preparation of all pertinent federal and state tax forms relative to the Company and its subsidiaries, and the maintenance of all applicable schedules and work papers relative to the same.

     All Other Fees. There were no fees billed to the Company by Beard Miller or Radics that are not described above during the fiscal years ended December 31, 2005 and 2004, respectively.

     The Audit Committee has considered whether the provision of non-audit services, which relate primarily to costs incurred with the management consulting services rendered, is compatible with maintaining Beard Miller's independence. The Audit Committee concluded that performing such services does not affect Beard Miller's independence in performing its function as auditor of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of the Independent Registered public accounting firm

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the fees paid in the audit-related, tax and all other categories were approved per the pre-approval policies.

Required Vote and Recommendation of the Board of Directors

     In order to ratify the selection of Beard Miller as independent registered public accounting firm for the 2006 year, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF BEARD MILLER COMPANY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office, 104-110 Avenue C, Bayonne, New Jersey 07002, no later than November 12, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any other matter should properly come before the Annual Meeting, the Proxy Committee of the Board of Directors will have authority to vote its proxies in its discretion with respect to any matter as to which the Board of Directors is not notified at least five business days before the date of the Proxy Statement.

--------------------------------------------------------------------------------
                       MISCELLANEOUS/FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company common stock. Directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     A FORM 10-K CONTAINING FINANCIAL STATEMENTS AT AND FOR THE YEAR ENDED DECEMBER 31, 2005 IS BEING FURNISHED TO SHAREHOLDERS. THIS DOCUMENT CONSTITUTES THE COMPANY'S ANNUAL DISCLOSURE STATEMENT. COPIES OF ALL OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE AT THE COMMISSION'S WEB SITE (www.sec.gov), AND ARE AVAILABLE WITHOUT CHARGE BY WRITING TO BCB BANCORP, INC. AT 104-110 AVENUE C, BAYONNE, NEW JERSEY 07002, ATTENTION:
CORPORATE SECRETARY.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Mark D. Hogan


                                           Mark D. Hogan
                                           Chairman of the Board
Bayonne, New Jersey
March 13, 2006

                                   PROXY CARD

                                 REVOCABLE PROXY

                                BCB BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 27, 2006

     The undersigned hereby appoints the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of BCB Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Annual Meeting") to be held at The Chandelier Restaurant, 1081 Broadway, New Jersey 07002 on April 27, 2006, at 10:00 a.m. Eastern time. The Board of Directors are authorized to cast all votes to which the undersigned is entitled as follows:

                                                                                       VOTE
1.       The election as directors of all nominees listed below         FOR          WITHHELD
                                                                        ---          --------
         (except as marked to the contrary below).                      |_|             |_|
         Thomas M. Coughlin
         Joseph Lyga
         Alexander Pasiechnik
         Joseph Tagliareni

         INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.

         -----------------------------------------

         -----------------------------------------

2.       The  ratification  of the  appointment  of Beard Miller        FOR           AGAINST           ABSTAIN
                                                                        ---           -------           -------
         Company   LLP   as   independent    registered   public        |_|             |_|               |_|
         accounting  firm for the  Company  for the year  ending
         December 31, 2006.

The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED ON THIS PROXY. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, A MAJORITY OF THE BOARD OF DIRECTORS WILL HAVE THE AUTHORITY TO VOTE IN THEIR DISCRETION WITH RESPECT TO ANY MATTER AS TO WHICH THE BOARD OF DIRECTORS IS NOT NOTIFIED AT LEAST FIVE BUSINESS DAYS BEFORE THE DATE OF THIS PROXY STATEMENT.

     The Annual Meeting may be postponed or adjourned for the purpose of soliciting additional proxies.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a notice of the Annual Meeting and a Proxy Statement dated March 13, 2006 and the Annual Report on Form 10-K with audited financial statements.


                                               Check Box if You Plan
Dated:                                         to Attend Annual Meeting
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PRINT NAME OF SHAREHOLDER                      PRINT NAME OF SHAREHOLDER


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SIGNATURE OF SHAREHOLDER                       SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.


         Please complete and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.